POWER OF ATTORNEY

     Know all men by these presents:

     That I, ESTHER H. MILNES, of NEWARK, NEW JERSEY, a member of the Board of Directors of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, KIRK A. MONTGOMERY, AND THOMAS J. LOFTUS, or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

         The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent the participating interests in said Account;

         The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts;

         The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 1996.


                                               /s/ ESTHER H. MILNES
                                             ------------------------
                                                   Esther H. Milnes


State of New Jersey )
                    ) SS
County of Essex     )


On this 12th day of November, 1996, before me personally appeared ESTHER H. MILNES known to me to be the person mentioned and described in and who executed the foregoing instrument and she duly acknowledged to me that she executed the same.


My commission expires: 7/26/99

                                            /s/ ANN L. WELLBROCK
                                        -----------------------------
                                               Ann L. Wellbrock
                                        A Notary Public of New Jersey

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, MENDEL A. MELZER, of NEWARK, NEW JERSEY, a member of the Board of Directors of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, KIRK A. MONTGOMERY, AND THOMAS J. LOFTUS, or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

         The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent the participating interests in said Account;

         The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts;

         The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 1996.


                                               /s/ MENDEL A. MELZER
                                             ------------------------
                                                   Mendel A. Melzer


State of New Jersey )
                    ) SS
County of Essex     )


On this 11th day of November, 1996, before me personally appeared MENDEL A. MELZER known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: 8/11/99

                                            /s/ LORA A. McPARTLAND
                                        -----------------------------
                                              Lora A. McPartland
                                        A Notary Public of New Jersey

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, I. EDWARD PRICE, of NEWARK, NEW JERSEY, a member of the Board of Directors of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, KIRK A. MONTGOMERY, AND THOMAS J. LOFTUS, or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

         The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent the participating interests in said Account;

         The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts;

         The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 1996.


                                               /s/ I. EDWARD PRICE
                                             -----------------------
                                                   I. Edward Price


State of New Jersey )
                    ) SS
County of Essex     )


On this 11th day of November, 1996, before me personally appeared I. EDWARD PRICE known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: 12/5/99

                                            /s/ JOAN DUFFY
                                        -----------------------------
                                                Joan Duffy
                                        A Notary Public of New Jersey

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, IRA J. KLEINMAN, of NEWARK, NEW JERSEY, a member of the Board of Directors of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, KIRK A. MONTGOMERY, AND THOMAS J. LOFTUS, or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

         The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent the participating interests in said Account;

         The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts;

         The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 1996.


                                               /s/ IRA J. KLEINMAN
                                             -----------------------
                                                   Ira J. Kleinman


State of New Jersey )
                    ) SS
County of Essex     )


On this 12th day of November, 1996, before me personally appeared IRA J. KLEINMAN known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: 6/27/99

                                            /s/ TAMARA J. FREEMAN
                                        -----------------------------
                                        Tamara J. Freeman
                                        A Notary Public of New Jersey

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, WILLIAM F. YELVERTON, of NEWARK, NEW JERSEY, a member of the Board of Directors of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, KIRK A. MONTGOMERY, AND THOMAS J. LOFTUS, or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

         The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent the participating interests in said Account;

         The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts;

         The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 1996.


                                             /s/ WILLIAM F. YELVERTON
                                             ------------------------
                                                 William F. Yelverton


State of New Jersey )
                    ) SS
County of Essex     )


On this 11th day of November, 1996, before me personally appeared WILLIAM
F. YELVERTON known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: 10/30/99

                                            /s/ CAROL ANN BECK
                                        -----------------------------
                                                Carol Ann Beck
                                        A Notary Public of New Jersey

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, WILLIAM BETHKE, of NEWARK, NEW JERSEY, a member of the Board of Directors of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, KIRK A. MONTGOMERY, AND THOMAS J. LOFTUS, or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

         The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent the participating interests in said Account;

         The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts;

         The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 1996.


                                                /s/ WILLIAM BETHKE
                                             ------------------------
                                                    William Bethke


State of New Jersey )
                    ) SS
County of Essex     )


On this 11th day of November, 1996, before me personally appeared WILLIAM BETHKE known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: 12/8/97

                                            /s/ SANDRA WALKER
                                        -----------------------------
                                                Sandra Walker
                                        A Notary Public of New Jersey

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, LINDA DOUGHERTY, of NEWARK, NEW JERSEY, a member of the Board of Directors of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, KIRK A. MONTGOMERY, AND THOMAS J. LOFTUS, or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

         The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent the participating interests in said Account;

         The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts;

         The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

         The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of December, 1996.


                                                /s/ LINDA DOUGHERTY
                                             -------------------------
                                                    Linda Dougherty


State of New Jersey )
                    ) SS
County of Essex     )


On this 10th day of December, 1996, before me personally appeared LINDA DOUGHERTY known to me to be the person mentioned and described in and who executed the foregoing instrument and she duly acknowledged to me that she executed the same.


My commission expires: 1/29/99

                                         /s/   KIMBERLY PASKEVICIUS
                                        -----------------------------
                                             Kimberly Paskevicius
                                        A Notary Public of New Jersey